UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4186

John Hancock Income Securities Trust
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer
200 Berkeley Street

Boston, Massachusetts 02116
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Income Securities Trust

Ticker: JHS
Annual report 10/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports such as this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the transfer agent or from your financial intermediary. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and be provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling the transfer agent, Computershare, at 800-852-0218, by going to "Communication Preferences" at computershare.com/investor, or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform the transfer agent or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

It was a volatile time for bond investors during the 12 months ended October 31, 2019, although many segments of the market delivered attractive absolute returns for the period. Uncertainty surrounding trade with China, the impeachment inquiry against President Trump, and the broader health of the global economy led to some dramatic swings in performance. The trend in longer-term yields was decidedly downward, leading to several periods where the U.S. Treasury yield curve was inverted. Three times in 2019—in July, September, and October—the U.S. Federal Reserve stepped in with reductions in short-term interest rates in an attempt to shore up the economy.

While the economic fundamentals in the United States appear fairly solid, with a strong labor market and a confident consumer base, the outlook for the global economy is less certain. We feel confident in saying there are sure to be patches of market turbulence in the months ahead. As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Income Securities Trust

Table of contents

2	Your fund at a glance
5	Manager's Discussion of fund performance
7	Fund's investments
30	Financial statements
34	Financial highlights
35	Notes to financial statements
43	Report of independent registered public accounting firm
44	Tax information
45	Additional information
48	Continuation of investment advisory and subadvisory agreements
55	Trustees and Officers
59	More information

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to generate a high level of current income consistent with prudent investment risk.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/19 (%)

At net asset value
At closing market price
Bloomberg Barclays U.S. Government/Credit Bond Index
16.37
14.84
12.61
5.51
6.11
3.59
5.36
6.15
3.46
8.24
7.92
3.94
1 year
3 year
5 year
10 year

The Bloomberg Barclays U.S. Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestments.com or by calling 800-852-0218.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds rallied as yields declined sharply

Bonds produced strong returns as slowing economic growth and a shift in interest-rate policy by the U.S. Federal Reserve led to lower bond yields and rising bond prices.

Leverage added value

The fund outperformed its comparative index, the Bloomberg Barclays U.S. Government/Credit Bond Index, as the fund's use of leverage—which amplified the impact of rising bond prices—aided performance.

Duration positioning detracted

Although it outperformed, the fund's duration (a measure of interest-rate sensitivity) was shorter than that of the index, which affected its ability to benefit from declining bond yields.

PORTFOLIO COMPOSITION AS OF 10/31/19 (%)

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       3

QUALITY COMPOSITION AS OF 10/31/19 (%)

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Mortgage- and asset-backed securities may be sensitive to changes in interest rates and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of fund securities may negatively impact performance.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       4

Manager's discussion of fund performance

How did the U.S. bond market perform during the 12 months ended October 31, 2019?

U.S. bonds posted noteworthy gains for the reporting period as the fund's comparative index, the Bloomberg Barclays U.S. Government/Credit Bond Index, returned 12.61%. The robust bond market returns reflected a sharp decline in bond yields, driven primarily by changing economic conditions and central bank policy. After raising its short-term interest-rate target in December 2018, the U.S. Federal Reserve (Fed) pivoted to a wait-and-see approach in early 2019 as signs of decelerating economic activity emerged. Geopolitical developments—ranging from an escalating trade conflict between the United States and China to the uncertain outcome of Brexit—contributed to the economic headwinds.

As a result, bond yields declined as the market began to price in the possibility of a Fed interest-rate cut. Those expectations were realized when the Fed lowered short-term interest rates three times between July and October 2019, the first rate cuts in more than a decade. Investment-grade corporate bonds and commercial mortgage-backed securities led the bond market's advance. Underperforming sectors included high-yield corporate bonds, which lagged amid reduced demand for lower-quality investments, and residential mortgage-backed securities, which faced concerns about an increase in refinancing activity as interest rates declined.

How did the fund perform?

The fund posted a strong return, outpacing its comparative index. One key contributing factor was leverage, which the fund uses to increase its overall fixed-income market exposure. In a rising market, this added exposure can boost fund

COUNTRY COMPOSITION AS OF 10/31/19 (%)

United States	86.9
United Kingdom	3.4
Netherlands	1.7
Canada	1.6
France	1.3
Other countries	5.1
TOTAL	100.0
As a percentage of total investments.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       5

returns, which is what happened over the period. Sector allocation also contributed positively to performance. An overweight position in investment-grade corporate bonds and an out-of-index position in convertible bonds added the most value, along with an underweight position in U.S. Treasury securities. Individual security selection was another positive factor, particularly among the fund's corporate bond holdings.

What detracted from performance?

The fund's duration (a measure of interest-rate sensitivity) was shorter than that of the index, which meant that the fund did not benefit as much as the index from declining bond yields. In addition, out-of-index positions in high-yield corporate bonds and U.S. government agency mortgage-backed securities detracted from relative results.

How was the fund positioned at the end of the reporting period?

As the bond market rallied over the past year, we continued to lower the fund's overall risk profile. While the fund remains overweight in corporate bonds, we incrementally reduced its holdings in this sector over the period. Furthermore, our emphasis has shifted toward the shorter-term segment of the corporate bond market, which should help limit volatility while maintaining a competitive yield. We believe these risk reduction strategies are appropriate at this stage in the credit cycle and should be beneficial in an environment of moderating economic activity and a stable-to-declining Fed interest-rate policy.

MANAGED BY

Jeffrey N. Given, CFA On the fund since 2002 Investing since 1993
Howard C. Greene, CFA On the fund since 2002 Investing since 1979

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       6

Fund’s investments
AS OF 10-31-19
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 49.3% (32.6% of Total investments)				$89,470,164
(Cost $86,857,537)
U.S. Government 2.7%				4,943,604
U.S. Treasury
Bond	2.875	05-15-49	4,193,000	4,826,208
Note	1.500	10-31-24	20,000	19,982
Note (A)(B)	1.625	08-15-29	98,000	97,414
U.S. Government Agency 46.6%				84,526,560
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	3.000	10-01-31	2,306,327	2,383,137
30 Yr Pass Thru	3.000	03-01-43	552,808	573,764
30 Yr Pass Thru (C)	3.000	10-01-49	2,000,000	2,044,510
30 Yr Pass Thru	3.500	07-01-46	1,887,392	1,963,467
30 Yr Pass Thru	3.500	10-01-46	731,968	771,307
30 Yr Pass Thru	3.500	12-01-46	395,737	415,399
30 Yr Pass Thru	3.500	02-01-47	2,132,688	2,237,311
30 Yr Pass Thru	3.500	11-01-48	3,728,008	3,922,543
30 Yr Pass Thru	4.000	04-01-46	2,031,730	2,156,196
30 Yr Pass Thru	4.000	04-01-47	1,946,450	2,061,434
30 Yr Pass Thru	4.000	05-01-47	1,934,244	2,029,406
30 Yr Pass Thru	4.000	06-01-47	2,015,221	2,114,367
30 Yr Pass Thru	4.000	03-01-48	1,672,316	1,749,783
30 Yr Pass Thru	4.500	09-01-41	1,027,694	1,111,452
Federal National Mortgage Association
30 Yr Pass Thru	3.000	12-01-42	1,836,890	1,903,687
30 Yr Pass Thru	3.000	07-01-43	589,146	607,256
30 Yr Pass Thru	3.000	09-01-49	2,953,034	3,008,740
30 Yr Pass Thru	3.000	09-01-49	795,976	810,991
30 Yr Pass Thru	3.500	12-01-42	2,463,744	2,589,228
30 Yr Pass Thru	3.500	01-01-43	2,236,080	2,349,270
30 Yr Pass Thru	3.500	04-01-45	1,043,157	1,094,984
30 Yr Pass Thru	3.500	11-01-46	2,122,162	2,225,606
30 Yr Pass Thru	3.500	07-01-47	2,524,949	2,646,450
30 Yr Pass Thru	3.500	07-01-47	1,742,599	1,835,166
30 Yr Pass Thru	3.500	11-01-47	968,309	1,014,299
30 Yr Pass Thru	3.500	07-01-49	4,894,817	5,049,285
30 Yr Pass Thru	3.500	09-01-49	1,060,572	1,095,035
30 Yr Pass Thru	4.000	10-01-40	185,805	199,041
30 Yr Pass Thru	4.000	09-01-41	1,268,995	1,358,599
30 Yr Pass Thru	4.000	09-01-41	356,999	383,992
30 Yr Pass Thru	4.000	09-01-41	724,301	774,312
30 Yr Pass Thru	4.000	10-01-41	1,019,026	1,092,253
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	7

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	06-01-46	1,971,958	$2,088,398
30 Yr Pass Thru	4.000	02-01-47	3,127,557	3,316,141
30 Yr Pass Thru	4.000	06-01-47	1,773,132	1,861,873
30 Yr Pass Thru	4.000	06-01-47	3,340,491	3,539,827
30 Yr Pass Thru	4.000	11-01-47	2,257,307	2,360,687
30 Yr Pass Thru	4.000	12-01-47	882,062	933,870
30 Yr Pass Thru	4.000	01-01-48	3,044,702	3,188,329
30 Yr Pass Thru	4.000	04-01-48	2,603,638	2,752,495
30 Yr Pass Thru	4.000	06-01-48	4,635,321	4,901,784
30 Yr Pass Thru	4.500	07-01-41	1,782,869	1,927,032

30 Yr Pass Thru	4.500	07-01-48	1,971,857	2,083,854
Foreign government obligations 0.7% (0.5% of Total investments)				$1,260,026
(Cost $1,114,390)
Qatar 0.4%				713,043
State of Qatar
Bond (D)	3.375	03-14-24	384,000	401,280
Bond (D)	5.103	04-23-48	245,000	311,763
Saudi Arabia 0.3%				546,983
Kingdom of Saudi Arabia Bond (D)	4.375	04-16-29	490,000	546,983

Corporate bonds 78.0% (51.6% of Total investments)				$141,510,103
(Cost $136,492,553)
Communication services 8.4%				15,226,025
Diversified telecommunication services 2.9%
AT&T, Inc. (B)	3.400	05-15-25	520,000	544,995
AT&T, Inc. (B)	3.800	02-15-27	275,000	294,265
C&W Senior Financing DAC (A)(B)(D)	6.875	09-15-27	240,000	252,600
Cincinnati Bell, Inc. (A)(B)(D)	7.000	07-15-24	355,000	320,388
GCI LLC (A)(B)(D)	6.625	06-15-24	133,000	144,139
GCI LLC	6.875	04-15-25	165,000	173,456
Liquid Telecommunications Financing PLC (D)	8.500	07-13-22	205,000	204,129
Radiate Holdco LLC (A)(B)(D)	6.625	02-15-25	245,000	247,450
Radiate Holdco LLC (A)(B)(D)	6.875	02-15-23	87,000	88,958
Telecom Argentina SA (D)	6.500	06-15-21	180,000	170,550
Telecom Argentina SA (D)	8.000	07-18-26	178,000	159,755
Telecom Italia Capital SA	7.200	07-18-36	365,000	425,225
Telecom Italia SpA (A)(B)(D)	5.303	05-30-24	250,000	267,500
UPCB Finance IV, Ltd. (D)	5.375	01-15-25	200,000	206,250
Verizon Communications, Inc. (B)	4.400	11-01-34	260,000	300,145
Verizon Communications, Inc. (A)(B)	4.672	03-15-55	295,000	359,259
Verizon Communications, Inc. (B)	4.862	08-21-46	830,000	1,027,959
8	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Entertainment 1.6%
Activision Blizzard, Inc. (A)(B)	3.400	09-15-26	166,000	$174,678
Lions Gate Capital Holdings LLC (A)(B)(D)	5.875	11-01-24	147,000	138,548
Netflix, Inc. (A)(B)	4.875	04-15-28	280,000	289,321
Netflix, Inc. (D)	4.875	06-15-30	206,000	208,266
Netflix, Inc. (A)(B)(D)	5.375	11-15-29	92,000	96,945
Netflix, Inc. (A)(B)	5.875	11-15-28	400,000	440,500
The Walt Disney Company (B)(D)	7.750	01-20-24	1,020,000	1,236,953
Viacom, Inc. (6.250% to 2-28-27, then 3 month LIBOR + 3.899%)	6.250	02-28-57	260,000	283,400
Media 3.0%
Altice Financing SA (A)(B)(D)	6.625	02-15-23	375,000	385,200
Cablevision Systems Corp. (A)(B)	5.875	09-15-22	210,000	226,538
CBS Corp. (B)	3.375	03-01-22	132,000	135,270
CBS Corp. (B)	3.700	08-15-24	205,000	215,619
Charter Communications Operating LLC (A)(B)	4.200	03-15-28	580,000	615,802
Charter Communications Operating LLC (A)(B)	4.800	03-01-50	333,000	337,876
Charter Communications Operating LLC	5.750	04-01-48	590,000	677,585
Charter Communications Operating LLC	6.484	10-23-45	606,000	744,679
CSC Holdings LLC (D)	5.750	01-15-30	186,000	195,765
CSC Holdings LLC (A)(B)(D)	7.500	04-01-28	205,000	230,625
MDC Partners, Inc. (A)(B)(D)	6.500	05-01-24	375,000	358,594
National CineMedia LLC (D)	5.875	04-15-28	135,000	141,899
National CineMedia LLC	6.000	04-15-22	109,000	110,101
Sirius XM Radio, Inc. (A)(B)(D)	5.000	08-01-27	484,000	508,805
Sirius XM Radio, Inc. (A)(B)(D)	5.375	07-15-26	260,000	274,300
WMG Acquisition Corp. (D)	4.875	11-01-24	165,000	170,775
WMG Acquisition Corp. (A)(B)(D)	5.500	04-15-26	175,000	183,750
Wireless telecommunication services 0.9%
CC Holdings GS V LLC	3.849	04-15-23	350,000	368,630
MTN Mauritius Investments, Ltd. (D)	4.755	11-11-24	225,000	230,172
Oztel Holdings SPC, Ltd. (D)	6.625	04-24-28	230,000	237,006
Sprint Corp. (A)(B)	7.875	09-15-23	270,000	298,013
Vodafone Group PLC (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%)	7.000	04-04-79	452,000	523,387
Consumer discretionary 6.6%				11,907,349
Auto components 0.1%
Lear Corp. (A)(B)	5.250	01-15-25	254,000	261,905
Automobiles 2.5%
Daimler Finance North America LLC (B)(D)	2.700	06-14-24	230,000	232,609
Daimler Finance North America LLC (A)(B)(D)	3.500	08-03-25	150,000	157,514
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	9

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
Ford Motor Credit Company LLC (A)(B)	3.813	10-12-21	595,000	$605,764
Ford Motor Credit Company LLC	5.113	05-03-29	509,000	515,410
Ford Motor Credit Company LLC	5.875	08-02-21	928,000	973,356
General Motors Company (A)(B)	4.875	10-02-23	507,000	544,710
General Motors Financial Company, Inc. (A)(B)	4.000	01-15-25	714,000	737,723
General Motors Financial Company, Inc. (A)(B)	4.300	07-13-25	350,000	365,441
JB Poindexter & Company, Inc. (D)	7.125	04-15-26	80,000	83,400
Nissan Motor Acceptance Corp. (B)(D)	3.450	03-15-23	215,000	220,329
Diversified consumer services 0.2%
Laureate Education, Inc. (D)	8.250	05-01-25	170,000	184,450
Sotheby's (A)(B)(D)	7.375	10-15-27	251,000	251,000
Hotels, restaurants and leisure 1.1%
CCM Merger, Inc. (D)	6.000	03-15-22	195,000	199,631
Connect Finco SARL (D)	6.750	10-01-26	371,000	384,449
Eldorado Resorts, Inc.	6.000	09-15-26	125,000	137,031
Eldorado Resorts, Inc.	7.000	08-01-23	130,000	135,688
Hilton Domestic Operating Company, Inc.	5.125	05-01-26	140,000	147,000
Hilton Grand Vacations Borrower LLC (A)(B)	6.125	12-01-24	130,000	138,125
International Game Technology PLC (A)(B)(D)	6.500	02-15-25	225,000	250,031
Jacobs Entertainment, Inc. (D)	7.875	02-01-24	158,000	167,875
Resorts World Las Vegas LLC (A)(B)(D)	4.625	04-16-29	200,000	210,521
Twin River Worldwide Holdings, Inc. (D)	6.750	06-01-27	168,000	176,870
Waterford Gaming LLC (D)(E)(F)	8.625	09-15-14	99,739	0
Internet and direct marketing retail 2.2%
Amazon.com, Inc. (A)(B)	3.150	08-22-27	660,000	704,167
Amazon.com, Inc. (A)(B)	4.050	08-22-47	328,000	389,860
Expedia Group, Inc. (B)(D)	3.250	02-15-30	430,000	430,595
Expedia Group, Inc. (A)(B)	3.800	02-15-28	582,000	609,707
Expedia Group, Inc. (A)(B)	5.000	02-15-26	480,000	540,798
Prosus NV (A)(B)(D)	5.500	07-21-25	400,000	445,853
QVC, Inc. (A)(B)	4.375	03-15-23	325,000	337,622
QVC, Inc.	5.125	07-02-22	240,000	253,178
QVC, Inc.	5.450	08-15-34	280,000	281,955
Leisure products 0.1%
Diamond Sports Group LLC (A)(B)(D)	6.625	08-15-27	140,000	144,200
Multiline retail 0.4%
Dollar Tree, Inc. (A)(B)	4.200	05-15-28	634,000	688,582
Consumer staples 1.8%				3,369,981
Beverages 1.0%
Anheuser-Busch InBev Worldwide, Inc. (A)(B)	4.600	04-15-48	334,000	383,257
10	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Beverages (continued)
Coca-Cola European Partners PLC (B)	4.500	09-01-21	1,000,000	$1,033,209
Keurig Dr Pepper, Inc. (B)	3.551	05-25-21	486,000	497,210
Food and staples retailing 0.1%
Simmons Foods, Inc. (A)(B)(D)	5.750	11-01-24	170,000	166,388
Food products 0.5%
Conagra Brands, Inc. (B)	3.800	10-22-21	193,000	199,241
Kraft Heinz Foods Company (D)	4.875	02-15-25	221,000	228,082
Kraft Heinz Foods Company (A)(B)(D)	4.875	10-01-49	337,000	347,357
Post Holdings, Inc. (D)	5.500	12-15-29	136,000	143,371
Personal products 0.2%
Natura Cosmeticos SA (A)(B)(D)	5.375	02-01-23	355,000	371,866
Energy 9.6%				17,364,671
Energy equipment and services 0.6%
Archrock Partners LP	6.000	10-01-22	260,000	261,950
CSI Compressco LP	7.250	08-15-22	379,000	337,310
CSI Compressco LP (D)	7.500	04-01-25	290,000	281,300
Tervita Corp. (D)	7.625	12-01-21	201,000	198,488
Oil, gas and consumable fuels 9.0%
Cheniere Corpus Christi Holdings LLC	5.125	06-30-27	118,000	127,145
Cheniere Energy Partners LP (D)	4.500	10-01-29	305,000	311,481
Chesapeake Energy Corp.	7.500	10-01-26	160,000	100,800
Cimarex Energy Company	4.375	06-01-24	235,000	246,295
Colorado Interstate Gas Company LLC (B)(D)	4.150	08-15-26	178,000	187,446
Columbia Pipeline Group, Inc. (A)(B)	4.500	06-01-25	198,000	215,982
Continental Resources, Inc.	5.000	09-15-22	358,000	360,759
DCP Midstream LP (7.375% to 12-15-22, then 3 month LIBOR + 5.148%) (A)(B)(G)	7.375	12-15-22	462,000	444,675
DCP Midstream Operating LP (A)(B)	5.125	05-15-29	100,000	101,500
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (D)	5.850	05-21-43	441,000	394,695
Diamondback Energy, Inc.	4.750	11-01-24	193,000	199,514
Enable Midstream Partners LP (A)(B)	3.900	05-15-24	321,000	327,268
Enable Midstream Partners LP (B)	4.950	05-15-28	387,000	396,379
Enbridge Energy Partners LP (B)	4.375	10-15-20	395,000	402,904
Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%) (A)(B)	5.500	07-15-77	340,000	346,800
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	294,000	316,191
Energy Transfer Operating LP (B)	4.200	04-15-27	130,000	135,566
Energy Transfer Operating LP (A)(B)	4.250	03-15-23	422,000	442,393
Energy Transfer Operating LP (B)	5.150	03-15-45	345,000	359,388
Energy Transfer Operating LP	5.875	01-15-24	274,000	304,257
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	11

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%) (A)(B)	5.250	08-16-77	538,000	$552,666
Husky Energy, Inc. (A)(B)	3.950	04-15-22	305,000	315,612
Kinder Morgan Energy Partners LP (A)(B)	3.500	03-01-21	500,000	508,093
Kinder Morgan Energy Partners LP (A)(B)	7.750	03-15-32	195,000	262,859
Kinder Morgan, Inc. (A)(B)	3.150	01-15-23	178,000	182,387
MPLX LP (A)(B)	4.000	03-15-28	313,000	325,259
MPLX LP (B)(D)	4.250	12-01-27	164,000	172,809
MPLX LP (B)(D)	5.250	01-15-25	140,000	147,150
MPLX LP (B)(D)	6.375	05-01-24	265,000	278,301
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (G)	6.875	02-15-23	752,000	762,280
Murphy Oil Corp. (A)(B)	5.750	08-15-25	164,000	166,258
Newfield Exploration Company (A)(B)	5.625	07-01-24	299,000	327,575
ONEOK Partners LP	4.900	03-15-25	134,000	147,383
Parsley Energy LLC (A)(B)(D)	5.625	10-15-27	231,000	238,508
Petrobras Global Finance BV (A)(B)(D)	5.093	01-15-30	439,000	465,560
Petrobras Global Finance BV	6.900	03-19-49	180,000	209,214
Sabine Pass Liquefaction LLC (A)(B)	4.200	03-15-28	261,000	276,026
Sabine Pass Liquefaction LLC (B)	5.000	03-15-27	245,000	268,817
Sabine Pass Liquefaction LLC (A)(B)	5.875	06-30-26	417,000	478,577
Suncor Energy, Inc. (A)(B)	9.250	10-15-21	1,000,000	1,130,287
Sunoco Logistics Partners Operations LP (A)(B)	3.900	07-15-26	460,000	476,675
Sunoco Logistics Partners Operations LP (A)(B)	5.400	10-01-47	240,000	257,691
Tallgrass Energy Partners LP (A)(B)(D)	4.750	10-01-23	222,000	215,340
Targa Resources Partners LP	5.875	04-15-26	220,000	229,647
Teekay Offshore Partners LP (D)	8.500	07-15-23	235,000	235,588
The Williams Companies, Inc. (A)(B)	3.750	06-15-27	355,000	369,615
The Williams Companies, Inc.	4.550	06-24-24	791,000	853,440
The Williams Companies, Inc. (A)(B)	5.750	06-24-44	315,000	363,282
WPX Energy, Inc. (A)(B)	5.250	09-15-24	100,000	101,000
WPX Energy, Inc. (A)(B)	5.250	10-15-27	92,000	89,470
YPF SA (D)	8.500	07-28-25	198,000	156,816
Financials 23.0%				41,725,051
Banks 13.4%
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (D)(G)	6.750	06-15-26	200,000	225,250
Banco Santander SA (A)(B)	4.379	04-12-28	200,000	219,342
Bank of America Corp. (B)	3.950	04-21-25	425,000	453,030
Bank of America Corp. (A)(B)	4.200	08-26-24	170,000	183,180
12	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Bank of America Corp. (A)(B)	4.450	03-03-26	453,000	$496,534
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (A)(B)(G)	6.300	03-10-26	610,000	693,594
Barclays Bank PLC (D)	10.179	06-12-21	475,000	531,817
Barclays PLC (B)	4.375	01-12-26	340,000	365,658
BPCE SA (A)(B)(D)	4.500	03-15-25	475,000	509,863
BPCE SA (A)(B)(D)	5.700	10-22-23	1,145,000	1,267,239
Citigroup, Inc. (B)	3.200	10-21-26	470,000	488,301
Citigroup, Inc. (A)(B)	4.600	03-09-26	586,000	644,527
Citigroup, Inc. (B)	5.500	09-13-25	165,000	188,880
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (A)(B)(G)	6.250	08-15-26	525,000	591,938
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (D)(G)	7.875	01-23-24	600,000	676,461
Danske Bank A/S (B)(D)	5.000	01-12-22	286,000	301,343
Discover Bank (B)	2.450	09-12-24	314,000	314,589
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (G)	5.100	06-30-23	420,000	426,035
Freedom Mortgage Corp. (A)(B)(D)	8.125	11-15-24	259,000	242,813
Freedom Mortgage Corp. (D)	8.250	04-15-25	105,000	98,963
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%) (A)(B)	3.950	05-18-24	495,000	520,003
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (A)(B)(G)	6.375	09-17-24	200,000	211,000
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (B)(G)	6.875	06-01-21	340,000	354,790
ING Bank NV (A)(B)(D)	5.800	09-25-23	1,000,000	1,111,742
ING Groep NV (A)(B)	3.550	04-09-24	277,000	290,209
JPMorgan Chase & Co. (A)(B)	2.950	10-01-26	553,000	570,547
JPMorgan Chase & Co. (3.514% to 6-18-21, then 3 month LIBOR + 0.610%) (A)(B)	3.514	06-18-22	710,000	726,549
JPMorgan Chase & Co. (3.960% to 1-29-26, then 3 month LIBOR + 1.245%) (A)(B)	3.960	01-29-27	413,000	447,114
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (A)(B)(G)	6.750	02-01-24	805,000	901,656
Lloyds Banking Group PLC (A)(B)	4.450	05-08-25	745,000	814,285
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (A)(B)(G)	7.500	06-27-24	385,000	421,575
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (A)(B)(G)	5.125	11-01-26	345,000	368,288
Mitsubishi UFJ Financial Group, Inc. (A)(B)	3.218	03-07-22	690,000	707,485
Regions Bank (3.374% to 8-13-20, then 3 month LIBOR + 0.500%) (A)(B)	3.374	08-13-21	504,000	509,033
Santander Holdings USA, Inc. (B)(D)	3.244	10-05-26	669,000	672,710
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Santander Holdings USA, Inc. (A)(B)	3.400	01-18-23	270,000	$277,634
Santander Holdings USA, Inc. (A)(B)	3.500	06-07-24	564,000	581,041
Santander Holdings USA, Inc. (B)	4.400	07-13-27	155,000	166,540
Santander UK Group Holdings PLC (D)	4.750	09-15-25	365,000	388,585
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (A)(B)(D)(G)	7.375	09-13-21	340,000	357,850
The PNC Financial Services Group, Inc.	2.200	11-01-24	481,000	483,006
The PNC Financial Services Group, Inc. (B)	3.500	01-23-24	230,000	243,327
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (A)(B)(G)	4.850	06-01-23	335,000	345,452
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (A)(B)(G)	6.750	08-01-21	491,000	522,915
The Royal Bank of Scotland Group PLC (A)(B)	3.875	09-12-23	480,000	500,531
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (A)(B)(G)	8.625	08-15-21	612,000	659,430
The Toronto-Dominion Bank (A)(B)	1.900	12-01-22	415,000	414,162
The Toronto-Dominion Bank (A)(B)	3.250	03-11-24	373,000	390,649
Wells Fargo & Company (3 month LIBOR + 3.770%) (A)(B)(G)(H)	5.888	12-15-19	337,000	341,213
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (A)(B)(G)	5.875	06-15-25	975,000	1,079,797
Capital markets 2.2%
Ares Capital Corp. (A)(B)	3.625	01-19-22	290,000	294,883
Cantor Fitzgerald LP (B)(D)	4.875	05-01-24	390,000	413,763
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (A)(B)(D)(G)	7.500	12-11-23	295,000	327,019
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) (A)(B)(D)(G)	7.500	07-17-23	310,000	334,304
Lazard Group LLC (A)(B)	4.375	03-11-29	230,000	250,898
Macquarie Bank, Ltd. (B)(D)	4.875	06-10-25	520,000	562,733
Morgan Stanley (A)(B)	3.875	01-27-26	400,000	431,759
Stifel Financial Corp. (A)(B)	4.250	07-18-24	217,000	229,815
The Goldman Sachs Group, Inc. (A)(B)	3.850	01-26-27	730,000	778,006
UBS Group AG (7.000% to 1-31-24, then 5 Year U.S. Swap Rate + 4.344%) (A)(B)(D)(G)	7.000	01-31-24	295,000	316,388
Consumer finance 2.4%
Ally Financial, Inc.	5.125	09-30-24	645,000	708,668
Capital One Financial Corp. (A)(B)	3.500	06-15-23	1,335,000	1,391,281
14	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance (continued)
Capital One Financial Corp. (B)	3.900	01-29-24	695,000	$736,129
Credit Acceptance Corp.	6.125	02-15-21	249,000	249,623
Credito Real SAB de CV (9.125% to 11-29-22, then 5 Year CMT + 7.026%) (D)(G)	9.125	11-29-22	225,000	232,596
Discover Financial Services	3.950	11-06-24	458,000	487,816
Discover Financial Services (A)(B)	4.100	02-09-27	124,000	133,287
Enova International, Inc. (D)	8.500	09-01-24	58,000	53,795
Enova International, Inc. (A)(B)(D)	8.500	09-15-25	260,000	239,590
Springleaf Finance Corp. (A)(B)	6.875	03-15-25	105,000	118,913
Synchrony Financial (B)	2.850	07-25-22	125,000	126,452
Diversified financial services 1.4%
Allied Universal Holdco LLC (D)	6.625	07-15-26	62,000	66,185
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (D)	6.125	11-30-21	28,805	28,794
Gogo Intermediate Holdings LLC (D)	9.875	05-01-24	188,000	197,870
Jefferies Financial Group, Inc. (A)(B)	5.500	10-18-23	655,000	716,430
Jefferies Group LLC (B)	4.150	01-23-30	365,000	369,159
Jefferies Group LLC (A)(B)	4.850	01-15-27	422,000	454,512
Refinitiv US Holdings, Inc. (A)(B)(D)	6.250	05-15-26	43,000	46,709
Refinitiv US Holdings, Inc. (A)(B)(D)	8.250	11-15-26	69,000	77,453
Trident TPI Holdings, Inc. (D)	6.625	11-01-25	85,000	75,863
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%) (A)(B)	5.650	05-15-53	463,000	489,623
Insurance 2.5%
AXA SA	8.600	12-15-30	175,000	253,960
Brighthouse Financial, Inc. (A)(B)	3.700	06-22-27	595,000	584,141
CNO Financial Group, Inc. (A)(B)	5.250	05-30-25	301,000	329,595
CNO Financial Group, Inc.	5.250	05-30-29	125,000	137,859
Liberty Mutual Group, Inc. (A)(B)(D)	3.951	10-15-50	705,000	727,681
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%) (B)	6.400	12-15-66	355,000	431,187
MetLife, Inc. (9.250% to 4-8-33, then 3 month LIBOR + 5.540%) (B)(D)	9.250	04-08-68	315,000	459,305
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (B)(D)	5.100	10-16-44	365,000	398,711
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%) (A)(B)	5.875	09-15-42	637,000	690,425
Teachers Insurance & Annuity Association of America (A)(B)(D)	4.270	05-15-47	430,000	495,292
Thrifts and mortgage finance 1.1%
Ladder Capital Finance Holdings LLLP (A)(B)(D)	5.250	03-15-22	95,000	98,444
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Thrifts and mortgage finance (continued)
Ladder Capital Finance Holdings LLLP (A)(B)(D)	5.250	10-01-25	148,000	$150,220
MGIC Investment Corp.	5.750	08-15-23	99,000	108,776
Nationstar Mortgage Holdings, Inc. (D)	8.125	07-15-23	160,000	169,600
Nationstar Mortgage Holdings, Inc. (D)	9.125	07-15-26	128,000	140,160
Nationwide Building Society (3.622% to 4-26-22, then 3 month LIBOR + 1.181%) (A)(B)(D)	3.622	04-26-23	273,000	280,641
Nationwide Building Society (3.960% to 7-18-29, then 3 month LIBOR + 1.855%) (A)(B)(D)	3.960	07-18-30	220,000	235,969
Quicken Loans, Inc. (D)	5.750	05-01-25	550,000	566,214
Radian Group, Inc.	4.500	10-01-24	144,000	150,660
Stearns Holdings LLC (D)(E)	9.375	08-15-20	158,000	77,420
Health care 3.7%				6,721,213
Biotechnology 0.4%
Celgene Corp.	3.250	02-20-23	258,000	266,530
Shire Acquisitions Investments Ireland DAC (B)	3.200	09-23-26	473,000	489,059
Health care providers and services 2.7%
Centene Corp. (D)	5.375	06-01-26	255,000	269,918
CVS Health Corp. (B)	3.000	08-15-26	82,000	83,127
CVS Health Corp. (B)	4.100	03-25-25	380,000	408,463
CVS Health Corp. (A)(B)	5.050	03-25-48	283,000	324,180
DaVita, Inc. (A)(B)	5.000	05-01-25	405,000	410,063
Encompass Health Corp.	4.500	02-01-28	48,000	49,080
Express Scripts Holding Company (B)	4.750	11-15-21	1,000,000	1,050,690
HCA, Inc. (A)(B)	4.125	06-15-29	142,000	150,512
HCA, Inc.	5.250	04-15-25	375,000	418,285
HCA, Inc. (A)(B)	5.250	06-15-26	320,000	358,089
MEDNAX, Inc. (D)	5.250	12-01-23	290,000	293,625
MEDNAX, Inc. (D)	6.250	01-15-27	224,000	221,626
Select Medical Corp. (D)	6.250	08-15-26	130,000	138,450
Team Health Holdings, Inc. (A)(B)(D)	6.375	02-01-25	65,000	41,925
Universal Health Services, Inc. (D)	4.750	08-01-22	240,000	242,700
Universal Health Services, Inc. (D)	5.000	06-01-26	309,000	324,064
Life sciences tools and services 0.0%
Charles River Laboratories International, Inc. (D)	4.250	05-01-28	62,000	63,169
Pharmaceuticals 0.6%
Bausch Health Companies, Inc. (A)(B)(D)	6.125	04-15-25	375,000	389,297
Bayer US Finance II LLC (B)(D)	3.500	06-25-21	200,000	204,012
Catalent Pharma Solutions, Inc. (D)	5.000	07-15-27	62,000	64,790
16	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Pharmaceuticals (continued)
GlaxoSmithKline Capital PLC (A)(B)	3.000	06-01-24	441,000	$459,559
Industrials 9.5%				17,248,253
Aerospace and defense 0.8%
Arconic, Inc. (A)(B)	5.125	10-01-24	324,000	347,490
Huntington Ingalls Industries, Inc. (D)	5.000	11-15-25	346,000	362,435
Kratos Defense & Security Solutions, Inc. (D)	6.500	11-30-25	206,000	218,360
TransDigm, Inc. (D)	5.500	11-15-27	538,000	536,219
Air freight and logistics 0.1%
XPO Logistics, Inc. (D)	6.500	06-15-22	191,000	194,581
Airlines 4.9%
Air Canada 2013-1 Class A Pass Through Trust (B)(D)	4.125	11-15-26	202,862	214,486
Air Canada 2017-1 Class B Pass Through Trust (D)	3.700	07-15-27	288,677	291,246
America West Airlines 2000-1 Pass Through Trust	8.057	01-02-22	63,298	65,178
American Airlines 2001-01 Pass Through Trust	6.977	11-23-22	53,833	54,560
American Airlines 2013-2 Class A Pass Through Trust (B)	4.950	07-15-24	268,169	280,692
American Airlines 2015-1 Class A Pass Through Trust (B)	3.375	11-01-28	367,674	378,962
American Airlines 2015-1 Class B Pass Through Trust (B)	3.700	11-01-24	402,727	406,191
American Airlines 2016-1 Class A Pass Through Trust (B)	4.100	07-15-29	353,883	378,690
American Airlines 2017-1 Class A Pass Through Trust (B)	4.000	08-15-30	170,869	181,890
American Airlines 2017-1 Class AA Pass Through Trust	3.650	08-15-30	262,875	277,911
American Airlines 2017-2 Class A Pass Through Trust (B)	3.600	04-15-31	154,361	157,873
American Airlines 2019-1 Class A Pass Through Trust (A)(B)	3.500	08-15-33	170,000	176,953
American Airlines 2019-1 Class AA Pass Through Trust	3.150	08-15-33	255,000	263,874
Azul Investments LLP (A)(B)(D)	5.875	10-26-24	95,000	97,851
British Airways 2013-1 Class A Pass Through Trust (B)(D)	4.625	06-20-24	455,212	481,341
British Airways 2013-1 Class B Pass Through Trust (D)	5.625	12-20-21	34,167	34,461
British Airways 2018-1 Class A Pass Through Trust (B)(D)	4.125	03-20-33	140,552	149,379
Continental Airlines 2007-1 Class A Pass Through Trust (B)	5.983	10-19-23	365,673	386,992
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	17

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
Continental Airlines 2012-1 Class B Pass Through Trust	6.250	10-11-21	81,890	$82,651
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	428,988	452,925
Delta Air Lines, Inc.	2.900	10-28-24	504,000	502,095
Delta Air Lines, Inc.	3.800	04-19-23	310,000	321,268
Delta Air Lines, Inc. (A)(B)	4.375	04-19-28	355,000	372,876
JetBlue 2019-1 Class AA Pass Through Trust (C)	2.750	11-15-33	229,000	231,242
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21	263,187	263,187
United Airlines 2014-2 Class A Pass Through Trust (B)	3.750	03-03-28	375,196	392,906
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	316,446	325,117
United Airlines 2016-1 Class A Pass Through Trust (B)	3.450	01-07-30	272,814	280,425
United Airlines 2016-1 Class B Pass Through Trust (B)	3.650	01-07-26	402,646	408,887
United Airlines 2018-1 Class B Pass Through Trust (B)	4.600	03-01-26	112,097	116,402
United Airlines 2019-1 Class A Pass Through Trust (B)	4.550	02-25-33	260,000	285,275
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	239,161	260,088
US Airways 2012-1 Class A Pass Through Trust (B)	5.900	04-01-26	193,057	214,428
Building products 0.1%
Owens Corning	3.950	08-15-29	235,000	241,631
Commercial services and supplies 0.2%
Clean Harbors, Inc. (D)	4.875	07-15-27	50,000	52,122
LSC Communications, Inc. (D)	8.750	10-15-23	321,000	218,280
Prime Security Services Borrower LLC (D)	9.250	05-15-23	84,000	88,368
Construction and engineering 0.3%
AECOM	5.125	03-15-27	415,000	437,701
Tutor Perini Corp. (A)(B)(D)	6.875	05-01-25	88,000	87,767
Industrial conglomerates 0.5%
3M Company (A)(B)	3.250	02-14-24	370,000	388,974
General Electric Company (A)(B)	5.550	01-05-26	442,000	503,020
Machinery 0.1%
Harsco Corp. (D)	5.750	07-31-27	83,000	86,218
Professional services 0.5%
IHS Markit, Ltd. (A)(B)(D)	4.000	03-01-26	393,000	414,308
IHS Markit, Ltd. (D)	4.750	02-15-25	128,000	140,847
18	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Professional services (continued)
IHS Markit, Ltd. (A)(B)	4.750	08-01-28	210,000	$233,121
IHS Markit, Ltd. (A)(B)(D)	5.000	11-01-22	129,000	137,907
Road and rail 0.1%
Uber Technologies, Inc. (D)	7.500	09-15-27	263,000	259,055
Trading companies and distributors 1.9%
AerCap Ireland Capital DAC (A)(B)	2.875	08-14-24	382,000	384,006
AerCap Ireland Capital DAC	5.000	10-01-21	373,000	391,731
Ahern Rentals, Inc. (D)	7.375	05-15-23	395,000	319,950
Air Lease Corp. (B)	3.625	12-01-27	164,000	170,379
Aircastle, Ltd. (B)	4.400	09-25-23	176,000	185,047
Aircastle, Ltd. (A)(B)	5.000	04-01-23	620,000	663,754
Aircastle, Ltd. (A)(B)	5.500	02-15-22	225,000	238,999
Ashtead Capital, Inc. (A)(B)(D)	4.375	08-15-27	260,000	267,800
Avolon Holdings Funding, Ltd. (A)(B)(D)	5.125	10-01-23	225,000	242,775
H&E Equipment Services, Inc. (A)(B)	5.625	09-01-25	131,000	137,714
United Rentals North America, Inc. (C)	3.875	11-15-27	169,000	170,732
United Rentals North America, Inc. (A)(B)	4.875	01-15-28	328,000	338,660
Information technology 7.5%				13,668,333
Communications equipment 0.8%
CommScope, Inc. (A)(B)(D)	8.250	03-01-27	377,000	357,106
Motorola Solutions, Inc. (B)	4.600	02-23-28	492,000	536,439
Telefonaktiebolaget LM Ericsson (A)(B)	4.125	05-15-22	545,000	564,811
Electronic equipment, instruments and components 0.4%
Tech Data Corp. (A)(B)	3.700	02-15-22	178,000	182,643
Tech Data Corp. (B)	4.950	02-15-27	434,000	462,006
IT services 1.3%
Banff Merger Sub, Inc. (D)	9.750	09-01-26	215,000	200,219
Fiserv, Inc. (B)	2.750	07-01-24	294,000	300,525
Fiserv, Inc. (A)(B)	3.200	07-01-26	430,000	449,293
PayPal Holdings, Inc. (A)(B)	2.400	10-01-24	410,000	413,478
PayPal Holdings, Inc. (B)	2.850	10-01-29	489,000	490,520
Tempo Acquisition LLC (D)	6.750	06-01-25	102,000	104,933
VeriSign, Inc. (A)(B)	4.750	07-15-27	145,000	153,156
VeriSign, Inc.	5.250	04-01-25	270,000	295,650
Semiconductors and semiconductor equipment 3.7%
Advanced Micro Devices, Inc.	7.000	07-01-24	93,000	97,650
Broadcom Corp. (B)	3.875	01-15-27	765,000	772,880
Broadcom, Inc. (A)(B)(D)	4.750	04-15-29	300,000	317,793
KLA Corp. (A)(B)	4.100	03-15-29	260,000	287,991
Lam Research Corp. (A)(B)	3.750	03-15-26	335,000	361,725
Lam Research Corp. (A)(B)	4.875	03-15-49	275,000	338,450
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	19

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Marvell Technology Group, Ltd. (A)(B)	4.875	06-22-28	385,000	$427,132
Microchip Technology, Inc.	3.922	06-01-21	255,000	261,146
Microchip Technology, Inc. (A)(B)	4.333	06-01-23	726,000	768,218
Micron Technology, Inc.	4.185	02-15-27	735,000	767,781
Micron Technology, Inc. (A)(B)	4.975	02-06-26	175,000	190,206
Micron Technology, Inc. (A)(B)	5.327	02-06-29	648,000	717,385
NXP BV (B)(D)	3.875	06-18-26	252,000	264,091
NXP BV (A)(B)(D)	4.625	06-01-23	645,000	687,795
NXP BV (A)(B)(D)	4.875	03-01-24	267,000	290,097
Qorvo, Inc.	5.500	07-15-26	110,000	117,423
Software 0.2%
Microsoft Corp.	4.450	11-03-45	340,000	430,651
Technology hardware, storage and peripherals 1.1%
Dell International LLC (A)(B)(D)	4.900	10-01-26	456,000	494,724
Dell International LLC (A)(B)(D)	5.300	10-01-29	462,000	510,431
Dell International LLC (B)(D)	8.350	07-15-46	502,000	667,711
Seagate HDD Cayman (A)(B)	4.750	01-01-25	365,000	386,274
Materials 1.8%				3,215,924
Chemicals 0.9%
Braskem Netherlands Finance BV (A)(B)(D)	4.500	01-10-28	340,000	340,918
Cydsa SAB de CV (D)	6.250	10-04-27	265,000	272,953
Methanex Corp. (A)(B)	5.250	12-15-29	295,000	300,820
Orbia Advance Corp. SAB de CV (D)	5.500	01-15-48	285,000	288,990
Syngenta Finance NV (A)(B)(D)	4.441	04-24-23	470,000	490,679
Construction materials 0.2%
Cemex SAB de CV (D)	6.125	05-05-25	270,000	279,788
Containers and packaging 0.3%
Ardagh Packaging Finance PLC (A)(B)(D)	6.000	02-15-25	215,000	225,750
Klabin Finance SA (D)	4.875	09-19-27	255,000	265,203
Metals and mining 0.3%
Anglo American Capital PLC (A)(B)(D)	4.750	04-10-27	270,000	292,664
Commercial Metals Company (A)(B)	5.375	07-15-27	92,000	94,415
Newmont Goldcorp Corp. (A)(B)	2.800	10-01-29	169,000	166,950
Paper and forest products 0.1%
Norbord, Inc. (D)	6.250	04-15-23	185,000	196,794
Real estate 1.8%				3,228,481
Equity real estate investment trusts 1.8%
American Homes 4 Rent LP (A)(B)	4.250	02-15-28	305,000	330,671
American Tower Corp. (A)(B)	2.950	01-15-25	257,000	263,920
American Tower Corp. (A)(B)	3.550	07-15-27	488,000	514,814
20	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Real estate (continued)
Equity real estate investment trusts (continued)
American Tower Corp. (A)(B)	3.800	08-15-29	210,000	$223,644
Equinix, Inc. (A)(B)	5.375	05-15-27	205,000	222,425
GLP Capital LP	5.375	04-15-26	265,000	291,407
SBA Tower Trust (B)(D)	3.722	04-09-48	473,000	493,460
The GEO Group, Inc.	6.000	04-15-26	72,000	57,060
Ventas Realty LP (A)(B)	3.500	02-01-25	254,000	267,008
VEREIT Operating Partnership LP (A)(B)	4.600	02-06-24	523,000	564,072
Utilities 4.3%				7,834,822
Electric utilities 2.2%
ABY Transmision Sur SA (D)	6.875	04-30-43	244,875	302,729
Duke Energy Corp. (B)	3.550	09-15-21	1,000,000	1,025,703
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (D)(G)	5.250	01-29-23	485,000	500,763
Emera US Finance LP (A)(B)	3.550	06-15-26	183,000	192,206
Empresa Electrica Angamos SA (D)	4.875	05-25-29	313,020	325,440
Exelon Generation Company LLC (B)	4.000	10-01-20	1,000,000	1,013,179
Instituto Costarricense de Electricidad (D)	6.375	05-15-43	215,000	174,690
Vistra Operations Company LLC (A)(B)(D)	4.300	07-15-29	390,000	405,252
Gas utilities 0.1%
AmeriGas Partners LP	5.500	05-20-25	183,000	196,286
Independent power and renewable electricity producers 0.9%
Clearway Energy Operating LLC	5.375	08-15-24	266,000	269,658
Greenko Dutch BV (D)	4.875	07-24-22	310,000	311,941
NextEra Energy Capital Holdings, Inc. (A)(B)	3.550	05-01-27	490,000	522,010
NextEra Energy Operating Partners LP (D)	3.875	10-15-26	247,000	246,383
NextEra Energy Operating Partners LP (A)(B)(D)	4.500	09-15-27	110,000	112,200
NRG Energy, Inc. (B)(D)	3.750	06-15-24	205,000	212,684
Multi-utilities 1.1%
Berkshire Hathaway Energy Company (A)(B)	8.480	09-15-28	550,000	792,031
CenterPoint Energy, Inc. (A)(B)	2.500	09-01-24	170,000	171,079

CMS Energy Corp. (A)(B)	5.050	03-15-22	1,000,000	1,060,588
Term loans (I) 0.1% (0.0% of Total investments)				$131,594
(Cost $140,633)
Financials 0.1%				131,594
Capital markets 0.1%

LSF9 Atlantis Holdings LLC, 2017 Term Loan (3 month LIBOR + 6.000%)	7.940	05-01-23	141,563	131,594
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	21

	Rate (%)	Maturity date	Par value^	Value

Collateralized mortgage obligations 10.8% (7.1% of Total investments)				$19,515,445
(Cost $18,958,333)
Commercial and residential 8.4%				15,222,730
Americold LLC Series 2010-ARTA, Class D (D)	7.443	01-14-29	605,000	628,568
Angel Oak Mortgage Trust I LLC Series 2018-3, Class A1 (D)(J)	3.649	09-25-48	151,087	152,753
Arroyo Mortgage Trust
Series 2018-1, Class A1 (D)(J)	3.763	04-25-48	598,648	612,022
Series 2019-2, Class A1 (D)(J)	3.347	04-25-49	447,341	454,439
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class C (D)(J)	3.716	04-14-33	490,000	515,289
BBCMS Mortgage Trust Series 2018-TALL, Class E (1 month LIBOR + 2.437%) (D)(H)	4.351	03-15-37	214,000	214,134
BBCMS Trust
Series 2015-MSQ, Class D (D)(J)	4.123	09-15-32	480,000	489,195
Series 2015-SRCH, Class D (D)(J)	5.122	08-10-35	295,000	325,455
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-1, Class B2 (F)(J)	3.518	03-25-35	405	11,132
BENCHMARK Mortgage Trust Series 2019-B11, Class A2	3.410	05-15-52	290,000	304,965
BRAVO Residential Funding Trust Series 2019-NQM1, Class A1 (D)(J)	2.666	07-25-59	189,169	189,333
BWAY Mortgage Trust Series 2015-1740, Class XA IO (D)	1.023	01-10-35	6,885,000	137,568
BX Commercial Mortgage Trust Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (D)(H)	3.235	03-15-37	245,000	245,613
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (D)(J)	3.912	04-10-28	325,000	326,328
CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class E (1 month LIBOR + 2.150%) (D)(H)	4.064	07-15-32	264,000	264,000
CHT Mortgage Trust Series 2017-CSMO, Class D (1 month LIBOR + 2.250%) (D)(H)	4.171	11-15-36	370,000	370,464
Citigroup Commercial Mortgage Trust
Series 2017-1500, Class E (1 month LIBOR + 2.500%) (D)(H)	4.413	07-15-32	126,000	126,532
Series 2019-SMRT, Class A (D)	4.149	01-10-36	121,000	130,115
CLNS Trust Series 2017-IKPR, Class C (1 month LIBOR + 1.100%) (D)(H)	3.150	06-11-32	160,000	159,950
COLT Mortgage Loan Trust
Series 2018-2, Class A1 (D)(J)	3.470	07-27-48	43,245	43,428
Series 2019-2, Class A1 (D)(J)	3.337	05-25-49	192,770	196,243
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO	1.799	08-15-45	1,800,262	65,118
22	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2012-CR3 Class XA IO	2.021	10-15-45	2,617,352	$116,512
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2018-COR3, Class XA IO	0.587	05-10-51	3,848,349	132,441
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2012-LC4, Class B (J)	4.934	12-10-44	360,000	375,986
Series 2013-300P, Class D (D)(J)	4.540	08-10-30	340,000	356,091
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (D)(H)	3.514	05-15-36	630,000	631,975
CSMC Trust Series 2019-AFC1, Class A1 (D)	2.573	07-25-49	405,059	404,827
Galton Funding Mortgage Trust Series 2018-1, Class A43 (D)(J)	3.500	11-25-57	118,419	119,854
Great Wolf Trust Series 2017-WOLF, Class E (1 month LIBOR + 3.100%) (D)(H)	5.013	09-15-34	90,000	90,028
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.355	05-10-45	4,489,945	141,566
Series 2015-GC34, Class A4	3.506	10-10-48	156,000	166,404
Series 2016-RENT, Class D (D)(J)	4.202	02-10-29	420,000	424,874
Series 2017-485L, Class C (D)(J)	4.115	02-10-37	240,000	251,231
Series 2019-GC39, Class A2	3.457	05-10-52	409,000	432,190
Series 2015-GC30, Class A3	3.119	05-10-50	160,000	167,364
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (D)	0.350	05-19-47	4,675,057	79,618
Series 2007-4, Class ES IO	0.350	07-19-47	4,683,230	68,365
Series 2007-6, Class ES IO (D)	0.343	08-19-37	4,151,921	59,462
Hilton Orlando Trust Series 2018-ORL, Class D (1 month LIBOR + 1.700%) (D)(H)	3.614	12-15-34	110,000	110,136
IMT Trust Series 2017-APTS, Class CFX (D)(J)	3.613	06-15-34	190,000	194,783
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	1.328	07-25-35	3,289,263	153,018
Series 2005-AR8, Class AX2 IO	1.353	05-25-35	3,213,908	189,879
Series 2005-AR18, Class 1X IO	1.310	10-25-36	4,739,429	310,837
Irvine Core Office Trust Series 2013-IRV, Class A2 (D)(J)	3.279	05-15-48	245,000	253,461
JPMBB Commercial Mortgage Securities Trust Series 2016-C1, Class A4	3.311	03-15-49	115,000	121,620
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (D)	1.582	07-05-32	2,665,396	90,096
Series 2018-PHH, Class A (1 month LIBOR + 0.910%) (D)(H)	2.824	06-15-35	164,745	164,744
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
KNDL Mortgage Trust Series 2019-KNSQ, Class D (1 month LIBOR + 1.350%) (D)(H)	3.271	05-15-36	140,000	$140,001
Morgan Stanley Capital I Trust Series 2017-CLS, Class D (1 month LIBOR + 1.400%) (D)(H)	3.313	11-15-34	304,000	304,572
MSCG Trust Series 2016-SNR, Class D (D)	6.550	11-15-34	395,250	406,464
Natixis Commercial Mortgage Securities Trust
Series 2018-285M, Class D (D)(J)	3.917	11-15-32	100,000	102,449
Series 2018-ALXA, Class C (D)(J)	4.460	01-15-43	175,000	193,295
One Market Plaza Trust Series 2017-1MKT, Class D (D)	4.146	02-10-32	190,000	195,387
Seasoned Credit Risk Transfer Trust Series 2019-2, Class MA	3.500	08-25-58	424,908	444,855
Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1 (D)(J)	3.793	03-25-48	104,084	105,037
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	405,000	425,353
VNDO Mortgage Trust Series 2013-PENN, Class D (D)(J)	4.079	12-13-29	327,000	329,848
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (D)(J)	2.800	03-18-28	275,000	274,493
Series 2017-SMP, Class D (1 month LIBOR + 1.650%) (D)(H)	3.571	12-15-34	120,000	119,586
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (D)	2.061	11-15-45	3,402,429	158,046
Series 2013-C15, Class B (J)	4.624	08-15-46	155,000	165,259
Series 2013-C16, Class B (J)	5.193	09-15-46	265,000	288,079
U.S. Government Agency 2.4%				4,292,715
Federal Home Loan Mortgage Corp.
Series K005, Class AX IO	1.707	11-25-19	525,508	5
Series K017, Class X1 IO	1.445	12-25-21	3,518,520	78,127
Series K018, Class X1 IO	1.453	01-25-22	3,221,264	71,867
Series K021, Class X1 IO	1.563	06-25-22	899,990	28,963
Series K022, Class X1 IO	1.344	07-25-22	3,670,174	101,788
Series K040, Class A2	3.241	09-25-24	205,000	216,616
Series K043, Class A2	3.062	12-25-24	320,000	336,289
Series K718, Class X1 IO	0.730	01-25-22	15,229,559	174,226
Series KIR3, Class A1	3.038	08-25-27	575,000	607,207
Government National Mortgage Association
Series 2012-114, Class IO	0.768	01-16-53	1,277,519	58,861
Series 2016-174, Class IO	0.913	11-16-56	1,944,821	144,767
Series 2017-109, Class IO	0.610	04-16-57	2,413,920	123,224
Series 2017-124, Class IO	0.706	01-16-59	3,152,902	195,697
Series 2017-135, Class IO	0.838	10-16-58	2,052,843	133,834
Series 2017-140, Class IO	0.609	02-16-59	1,852,630	105,034
24	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2017-20, Class IO	0.747	12-16-58	3,920,229	$228,148
Series 2017-22, Class IO	1.022	12-16-57	1,254,539	95,943
Series 2017-46, Class IO	0.620	11-16-57	2,959,595	165,345
Series 2017-61, Class IO	0.766	05-16-59	1,786,042	120,820
Series 2017-74, Class IO	0.776	09-16-58	3,296,674	185,756
Series 2018-114, Class IO	0.540	04-16-60	3,985,337	236,343
Series 2018-158, Class IO	0.727	05-16-61	2,704,698	201,663
Series 2018-35, Class IO	0.527	03-16-60	3,039,086	163,965
Series 2018-43, Class IO	0.576	05-16-60	4,772,606	271,823
Series 2018-69, Class IO	0.536	04-16-60	2,083,268	123,133

Series 2018-9, Class IO	0.558	01-16-60	2,254,160	123,271
Asset backed securities 8.6% (5.7% of Total investments)				$15,559,642
(Cost $15,235,657)
Asset backed securities 8.6%				15,559,642
AccessLex Institute Series 2007-A, Class A3 (3 month LIBOR + 0.300%) (H)	2.432	05-25-36	236,605	232,667
Americredit Automobile Receivables Trust
Series 2018-2, Class C	3.590	06-18-24	195,000	201,734
Series 2018-3, Class C	3.740	10-18-24	158,000	165,035
Applebee's Funding LLC Series 2019-1A, Class A2I (D)	4.194	06-07-49	411,000	419,212
Arby's Funding LLC Series 2015-1A, Class A2 (D)	4.969	10-30-45	614,400	634,227
Avis Budget Rental Car Funding AESOP LLC
Series 2019-1A, Class A (D)	3.450	03-20-23	215,000	220,799
Series 2019-3A, Class A (D)	2.360	03-20-26	330,000	330,290
CLI Funding LLC Series 2018-1A, Class A (D)	4.030	04-18-43	370,760	374,734
CNH Equipment Trust Series 2018-B, Class A3	3.190	11-15-23	441,000	449,362
Coinstar Funding LLC Series 2017-1A, Class A2 (D)	5.216	04-25-47	370,500	385,172
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	19,015	10,994
CWABS Asset-Backed Certificates Trust Series 2004-10, Class AF5B	4.560	02-25-35	127,282	127,408
DB Master Finance LLC
Series 2017-1A, Class A2I (D)	3.629	11-20-47	117,900	120,310
Series 2017-1A, Class A2II (D)	4.030	11-20-47	167,025	172,186
Series 2019-1A, Class A2I (D)	3.787	05-20-49	865,830	890,324
DLL LLC Series 2018-ST2, Class A3 (D)	3.460	01-20-22	275,000	278,467
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 (D)	4.118	07-25-47	524,300	550,835
Driven Brands Funding LLC Series 2015-1A, Class A2 (D)	5.216	07-20-45	513,600	529,106
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	25

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (D)	3.857	04-30-47	141,375	$142,425
Ford Credit Floorplan Master Owner Trust
Series 2018-3, Class A1	3.520	10-15-23	695,000	714,347
Series 2019-2, Class A	3.060	04-15-26	515,000	534,898
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A (D)	2.900	04-15-26	485,000	499,615
Golden Credit Card Trust Series 2018-4A, Class A (D)	3.440	10-15-25	360,000	379,376
Hilton Grand Vacations Trust Series 2018-AA, Class A (D)	3.540	02-25-32	107,577	111,121
Honda Auto Receivables Owner Trust Series 2018-2, Class A3	3.010	05-18-22	250,000	252,907
Jack In The Box Funding LLC
Series 2019-1A, Class A23 (D)	4.970	08-25-49	175,000	182,375
Series 2019-1A, Class A2I (D)	3.982	08-25-49	175,000	177,895
KeyCorp Student Loan Trust Series 2004-A, Class 1A2 (3 month LIBOR + 0.240%) (H)	2.496	10-27-42	219,245	210,254
Laurel Road Prime Student Loan Trust Series 2019-A, Class A2FX (D)	2.730	10-25-48	105,000	105,940
MVW Owner Trust Series 2018-1A, Class A (D)	3.450	01-21-36	287,326	296,371
Navient Private Education Refi Loan Trust Series 2019-FA, Class A2 (D)	2.600	08-15-68	422,000	423,604
New Residential Mortgage LLC
Series 2018-FNT1, Class A (D)	3.610	05-25-23	228,668	231,982
Series 2018-FNT2, Class A (D)	3.790	07-25-54	143,319	145,891
NextGear Floorplan Master Owner Trust
Series 2018-1A, Class A2 (D)	3.220	02-15-23	105,000	106,477
Series 2018-2A, Class A2 (D)	3.690	10-15-23	265,000	273,043
NRZ Excess Spread-Collateralized Notes
Series 2018-PLS1, Class A (D)	3.193	01-25-23	106,338	106,812
Series 2018-PLS2, Class A (D)	3.265	02-25-23	152,792	153,482
Oxford Finance Funding LLC Series 2019-1A, Class A2 (D)	4.459	02-15-27	142,000	145,666
Santander Drive Auto Receivables Trust Series 2018-2, Class C	3.350	07-17-23	195,000	197,277
Sesac Finance LLC Series 2019-1, Class A2 (D)	5.216	07-25-49	289,275	296,918
Sonic Capital LLC Series 2016-1A, Class A2 (D)	4.472	05-20-46	209,092	213,138
Taco Bell Funding LLC Series 2018-1A, Class A2I (D)	4.318	11-25-48	469,453	482,536
Towd Point Mortgage Trust
Series 2015-1, Class A5 (D)(J)	3.997	10-25-53	125,000	130,530
Series 2015-2, Class 1M2 (D)(J)	3.801	11-25-60	300,000	316,728
Series 2017-2, Class A1 (D)(J)	2.750	04-25-57	84,824	85,610
Series 2018-1, Class A1 (D)(J)	3.000	01-25-58	163,409	165,818
26	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2018-3, Class A1 (D)(J)	3.750	05-25-58	247,580	$257,227
Series 2018-4, Class A1 (D)(J)	3.000	06-25-58	404,627	416,168
Series 2018-5, Class A1A (D)(J)	3.250	07-25-58	108,193	110,911
Series 2019-1, Class A1 (D)(J)	3.750	03-25-58	243,817	257,428
Triton Container Finance V LLC Series 2018-1A, Class A (D)	3.950	03-20-43	298,792	300,529
Vantage Data Centers Issuer LLC Series 2018-1A, Class A2 (D)	4.072	02-16-43	196,667	204,333
Westgate Resorts LLC
Series 2015-2A, Class B (D)	4.000	07-20-28	43,883	43,795
Series 2016-1A, Class A (D)	3.500	12-20-28	79,617	79,954
Series 2017-1A, Class A (D)	3.050	12-20-30	141,388	142,138
Westlake Automobile Receivables Trust Series 2019-1A, Class C (D)	4.050	03-15-24	201,000	204,012
World Omni Automobile Lease Securitization Trust Series 2018-B, Class A3	3.190	12-15-21	362,000	367,249

	Shares	Value
Common stocks 0.3% (0.2% of Total investments)		$463,760
(Cost $515,695)
Energy 0.3%		463,760
Oil, gas and consumable fuels 0.3%

Royal Dutch Shell PLC, ADR, Class A	8,000	463,760
Preferred securities 1.5% (1.0% of Total investments)		$2,785,140
(Cost $2,527,989)
Consumer staples 0.3%		537,500
Food and staples retailing 0.3%
Ocean Spray Cranberries, Inc., 6.250% (D)	6,250	537,500
Financials 0.5%		949,678
Banks 0.5%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 7.943% (H)	24,985	659,854
Wells Fargo & Company, Series L, 7.500%	192	289,824
Information technology 0.1%		272,921
Semiconductors and semiconductor equipment 0.1%
Broadcom, Inc., 8.000%	252	272,921
Real estate 0.5%		921,485
Equity real estate investment trusts 0.5%
Crown Castle International Corp., 6.875%	740	921,485
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	27

	Shares	Value
Utilities 0.1%		$103,556
Electric utilities 0.0%
The Southern Company, 6.750%	624	33,172
Multi-utilities 0.1%
Dominion Energy, Inc., 7.250%	414	44,385
DTE Energy Company, 6.250%	512	25,999

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.0% (1.3% of Total investments)				$3,622,000
(Cost $3,622,000)
U.S. Government Agency 1.7%				2,997,000
Federal Agricultural Mortgage Corp. Discount Note	1.500	11-01-19	533,000	533,000
Federal Home Loan Bank Discount Note	1.500	11-01-19	2,464,000	2,464,000

	Par value^	Value
Repurchase agreement 0.3%		625,000
Repurchase Agreement with State Street Corp. dated 10-31-19 at 0.550% to be repurchased at $625,010 on 11-1-19, collateralized by $635,000 U.S. Treasury Notes, 1.875% due 1-31-22 (valued at $641,060, including interest)	625,000	625,000

Total investments (Cost $265,464,787) 151.3%	$274,317,874
Other assets and liabilities, net (51.3%)	(92,964,579)
Total net assets 100.0%	$181,353,295

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is on loan as of 10-31-19, and is a component of the fund's leverage under the Liquidity Agreement.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 10-31-19 was $97,901,471. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $60,183,848.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $69,714,886 or 38.4% of the fund's net assets as of 10-31-19.
(E)	Non-income producing - Issuer is in default.
28	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(F)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(G)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(H)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(I)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(J)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 10-31-19, the aggregate cost of investments for federal income tax purposes was $266,861,569. Net unrealized appreciation aggregated to $7,456,305, of which $9,765,875 related to gross unrealized appreciation and $2,309,570 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	29

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-19

Assets
Unaffiliated investments, at value (Cost $265,464,787)	$274,317,874
Cash	782
Dividends and interest receivable	2,085,259
Receivable for investments sold	314,146
Receivable for delayed delivery securities sold	2,093,901
Other assets	14,968
Total assets	278,826,930
Liabilities
Liquidity agreement	91,300,000
Payable for investments purchased	1,403,540
Payable for delayed delivery securities purchased	4,451,027
Interest payable	195,008
Payable to affiliates
Accounting and legal services fees	15,868
Trustees' fees	202
Other liabilities and accrued expenses	107,990
Total liabilities	97,473,635
Net assets	$181,353,295
Net assets consist of
Paid-in capital	$175,067,771
Total distributable earnings (loss)	6,285,524
Net assets	$181,353,295

Net asset value per share
Based on 11,646,585 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$15.57
30	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  10-31-19

Investment income
Interest	$11,129,876
Dividends	216,739
Less foreign taxes withheld	(3,796)
Total investment income	11,342,819
Expenses
Investment management fees	1,389,498
Interest expense	2,713,913
Accounting and legal services fees	29,004
Transfer agent fees	68,312
Trustees' fees	43,833
Custodian fees	28,522
Printing and postage	59,163
Professional fees	64,764
Stock exchange listing fees	23,748
Other	11,469
Total expenses	4,432,226
Less expense reductions	(19,470)
Net expenses	4,412,756
Net investment income	6,930,063
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	1,538,151
1,538,151
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	15,009,317
15,009,317
Net realized and unrealized gain	16,547,468
Increase in net assets from operations	$23,477,531
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	31

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-19	Year ended 10-31-18
Increase (decrease) in net assets
From operations
Net investment income	$6,930,063	$7,667,910
Net realized gain (loss)	1,538,151	(345,298)
Change in net unrealized appreciation (depreciation)	15,009,317	(14,450,218)
Increase (decrease) in net assets resulting from operations	23,477,531	(7,127,606)
Distributions to shareholders
From earnings	(7,757,792)	(8,611,487)
Total distributions	(7,757,792)	(8,611,487)
Total increase (decrease)	15,719,739	(15,739,093)
Net assets
Beginning of year	165,633,556	181,372,649
End of year	$181,353,295	$165,633,556
Share activity
Shares outstanding
Beginning of year	11,646,585	11,646,585
End of year	11,646,585	11,646,585
32	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the year ended   10-31-19

Cash flows from operating activities
Net increase in net assets from operations	$23,477,531
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(133,707,101)
Long-term investments sold	129,339,486
Net purchases and sales in short-term investments	(610,937)
Net amortization of premium (discount)	2,324,742
(Increase) Decrease in assets:
Dividends and interest receivable	282,465
Receivable for investments sold	(231,729)
Receivable for delayed delivery securities sold	(2,093,901)
Other assets	3,670
Increase (Decrease) in liabilities:
Payable for investments purchased	972,941
Payable for delayed delivery securities purchased	4,451,027
Interest payable	(31,825)
Payable to affiliates	(11,235)
Other liabilities and accrued expenses	35,666
Net change in unrealized (appreciation) depreciation on:
Investments	(15,009,317)
Net realized (gain) loss on:
Investments	(1,526,539)
Net cash provided by operating activities	$7,664,944
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(7,757,792)
Net cash used in financing activities	$(7,757,792)
Net decrease in cash	$(92,848)
Cash at beginning of year	$93,630
Cash at end of year	$782
Supplemental disclosure of cash flow information:
Cash paid for interest	$(2,745,738)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	33

Financial highlights
Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$14.22	$15.57	$15.49	$15.14	$15.84
Net investment income[1]	0.60	0.66	0.75	0.79	0.81
Net realized and unrealized gain (loss) on investments	1.42	(1.27)	0.14	0.41	(0.62)
Total from investment operations	2.02	(0.61)	0.89	1.20	0.19
Less distributions
From net investment income	(0.67)	(0.74)	(0.81)	(0.85)	(0.90)
Anti-dilutive impact of repurchase plan	—	—	—	—	0.01 [2]
Net asset value, end of period	$15.57	$14.22	$15.57	$15.49	$15.14
Per share market value, end of period	$14.58	$13.14	$14.81	$14.26	$13.86
Total return at net asset value (%)[3,4]	14.84	(3.76)	6.28	8.52	1.84
Total return at market value (%)[3]	16.37	(6.50)	9.82	9.20	3.28
Ratios and supplemental data
Net assets, end of period (in millions)	$181	$166	$181	$180	$176
Ratios (as a percentage of average net assets):
Expenses before reductions	2.55	2.34	1.82	1.58	1.45
Expenses including reductions[5]	2.54	2.32	1.81	1.57	1.43
Net investment income	3.99	4.44	4.87	5.24	5.22
Portfolio turnover (%)	50	68	47	43	51
Senior securities
Total debt outstanding end of period (in millions)	$91	$91	$91	$91	$91
Asset coverage per $1,000 of debt[6]	$2,986	$2,814	$2,987	$2,977	$2,932

[1]	Based on average daily shares outstanding.
[2]	The repurchase plan was completed at an average repurchase price of $13.86 for 96,519 shares for the period ended 10-31-15.
[3]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Expenses including reductions excluding interest expense were 0.98%, 1.01%, 0.99%, 1.02% and 1.01% for the periods ended 10-31-19, 10-31-18, 10-31-17, 10-31-16 and 10-31-15, respectively.
[6]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
34	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Income Securities Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	35

fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of October 31, 2019, by major security category or type:
	Total value at 10-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$89,470,164	—	$89,470,164	—
Foreign government obligations	1,260,026	—	1,260,026	—
Corporate bonds	141,510,103	—	141,510,103	—
Term loans	131,594	—	131,594	—
Collateralized mortgage obligations	19,515,445	—	19,504,313	$11,132
Asset backed securities	15,559,642	—	15,559,642	—
Common stocks	463,760	$463,760	—	—
Preferred securities	2,785,140	1,326,155	1,458,985	—
Short-term investments	3,622,000	—	3,622,000	—
Total investments in securities	$274,317,874	$1,789,915	$272,516,827	$11,132
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and
36	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	37

Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2019, the fund has a long-term capital loss carryforward of $2,407,833 available to offset future net realized capital gains. This carryforward does not expire.
As of October 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2019 and 2018 was as follows:
	October 31, 2019	October 31, 2018
Ordinary income	$7,757,792	$8,611,487
As of October 31, 2019, the components of distributable earnings on a tax basis consisted of $1,237,053 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.
Note 3—Guarantees and indemnifications
Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
38	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC). Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of (a) 0.650% of the ﬁrst $150 million of the fund’s average daily managed assets (net assets plus borrowings under the Liquidity Agreement (see Note 7), (b) 0.375% of the next $50 million of the fund’s average daily managed assets, (c) 0.350% of the next $100 million of the fund’s average daily managed assets and (d) 0.300% of the fund’s average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an afﬁliate of the Advisor. Prior to May 7, 2019, Manulife Investment Management (US) LLC was known as John Hancock Asset Management, a division of Manulife Asset Management (US) LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2019, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $19,470 for the year ended October 31, 2019.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2019, were equivalent to a net annual effective rate of 0.52% of the fund's average daily managed net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2019 amounted to an annual rate of 0.01% of the fund's average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2018. The current share repurchase plan will remain in effect between January 1,2019 and December 31, 2019.
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	39

During the years ended October 31, 2019 and 2018, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.
Note 6—Leverage risk
The fund utilizes a Liquidity Agreement (LA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks related to the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 7—Liquidity Agreement
The fund has entered into a Liquidity Agreement with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $91,300,000 (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at October 31, 2019 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned
40	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Under normal circumstances, interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.600% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of October 31, 2019, the fund had an aggregate balance of $91,300,000 at an interest rate of 2.38%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the year ended October 31, 2019, the average balance of the LA and the effective average interest rate were $91,300,000 and 2.97%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Due to the anticipated discontinuation of LIBOR, as discussed in Note 8, the LA may be amended to remove LIBOR as the reference rate for interest and to replace LIBOR with an alternative reference rate for interest mutually agreed upon by the fund and SSB. However, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate and the potential effect of a transition away from LIBOR on the fund and/or the LA cannot yet be fully determined.
Note 8—LIBOR Discontinuation Risk
The LA utilizes LIBOR as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants such as the fund and SSB will transition to the use of different reference or benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any replacement rate.
It is uncertain what impact the discontinuation of LIBOR will have on the use of LIBOR as a reference rate in the LA. It is expected that market participants will amend financial instruments referencing LIBOR, such as the LA, to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. In addition, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate, which could occur prior to the end of
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2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate. The use of an alternative reference rate, or the transition process to an alternative reference rate, may result in increases to the interest paid by the fund pursuant to the LA and, therefore, may adversely affect the fund's performance.
Note 9—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $93,135,068 and $82,420,318, respectively, for the year ended October 31, 2019. Purchases and sales of U.S. Treasury obligations aggregated $40,572,033 and $46,919,168, respectively, for the year ended October 31, 2019.
Note 10—New accounting pronouncement
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management has performed an analysis and has determined that the ASU will not have a material impact to the fund.
42	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Income Securities Trust (the "Fund") as of October 31, 2019, the related statements of operations and cash flows for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
44	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to generate a high level of current income consistent with prudent investment risk. There can be no assurance that the fund will achieve its investment objective. The fund utilizes a liquidity agreement to increase its assets available for investments.

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in income securities, consisting of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. The fund may invest up to 20% of its total assets in income-producing preferred securities and common stocks.

Dividends and distributions

During the year ended October 31, 2019, distributions from net investment income totaling $0.6661 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions
December 31, 2018	$0.2085
March 29, 2019	0.1522
June 28, 2019	0.1504
September 30, 2019	0.1550
Total	$0.6661

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

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There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

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Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233

Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Income Securities Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management, LLC (the Advisor, formerly John Hancock Advisers, LLC) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor, formerly John Hancock Asset Management a division of Manulife Asset Management (US) LLC). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-26, 2019 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 28-30, 2019.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-26, 2019, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements

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and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
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(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the fund's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and
(e)	considered the fund's share performance and premium/discount information.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund underperformed its benchmark index for the one-year period and outperformed its benchmark index for the three-, five- and ten-year periods ended December 31, 2018. The Board also noted that, based on its net asset value, the fund underperformed its peer group average for the one- and three-year periods and outperformed its peer group average for the five- and ten-year periods ended December 31, 2018. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the three-, five- and ten-year periods and to the peer group for the five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group

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of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees for the fund are equal to the peer group median and that net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       51

(i)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       52

and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term;
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       53

(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	207
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	207
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	207
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	207
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2005	207
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	207
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	207
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	207
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2005	207
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2008	207
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees3

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	207
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	207
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       57

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

1	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       58

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Jeffrey N. Given, CFA
Howard C. Greene, CFA

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: JHS

* Member of the Audit Committee
† Non-Independent Trustee

For shareholder assistance refer to page  6

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       59

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Disciplined Alternative Yield

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

MF1003864	P6A 10/19 12/19

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2019, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for John Hancock Income Securities Trust for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $54,456 for the fiscal year ended October 31, 2019 and $56,701 for the fiscal year ended October 31, 2018. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
Audit-related fees for John Hancock Income Securities Trust amounted to $5 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2018 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $116,467 and $110,200 for the fiscal years ended October 31, 2019 and 2018, respectively.

(c) Tax Fees
The aggregate fees for John Hancock Income Securities Trust billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,837 for the fiscal year ended October 31, 2019 and $3,725 for the fiscal year ended October 31, 2018. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees
The all other fees for John Hancock Income Securities Trust billed to the registrant for products and services provided by the principal accountant were $84 for the fiscal year ended October 31, 2019 and $239 for the fiscal year ended October 31, 2018 billed to control affiliates for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2019, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $$962,139 for the fiscal year ended October 31, 2019 and $2,064,999 for the fiscal year ended October 31, 2018.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

     (a) Not applicable.
     (b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit - Proxy Voting Policies and Procedures.

ITEM 8.
PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Manulife Investment Management (US) LLC (“Manulife IM (US)”) portfolio managers

Below is a list of the Manulife Investment Management (US) LLC portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of October 31, 2019.

Jeffrey N. Given, CFA
Senior Managing Director and Senior Portfolio Manager
Manulife Investment Management (US) LLC since 2012
Managing Director, Manulife Investment Management (US) LLC (2005–2012)
Second Vice President, John Hancock Investment Management, LLC (1993–2005)
Began business career in 1993
Managed the Fund since 1999

Howard C. Greene, CFA
Senior Managing Director and Senior Portfolio Manager
Manulife Investment Management (US) LLC since 2005
Began business career in 1979
Managed the Fund since 2005

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2019. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Jeffrey N.	22	41,691	21	2,988	17	9,534
Given,
CFA
Howard C.	9	29,131	20	2,712	17	9,534
Greene,
CFA

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

●

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

●

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

●	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

●	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

●

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and short- and long-term incentives. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

●

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

●

Incentives. Only investment professionals are eligible to participate in the short-and long-term incentive plan. Under the plan, investment professionals are eligible for an annual cash award. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

●

Investment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

●	Financial Performance: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

●

Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

●

In addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to client assets under management, investment performance, and firm metrics.

●

Manulife Equity Awards. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

●

Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individuals as well as other Manulife Asset Management strategies.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Fund	Peer Universe
Income Securities Trust	Morningstar US OE Intermediate-Term Bond

Share Ownership by Portfolio Managers. For purposes of these tables, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Range of
Beneficial
	Range of	Ownership in
	Beneficial	similarly
	Ownership in the	managed
Portfolio Manager	Fund	accounts
Jeffrey N. Given, CFA	$1-$10,000	$1-$10,000
Howard C. Greene, CFA	$1-$10,000	$1-$10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.
(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total number of	Maximum number
		Average	shares purchased	of shares that may
	Total number of	price per	as part of publicly	yet be purchased
Period	shares purchased	share	announced plans*	under the plans*
Nov-18	-	-	-	1,164,659
Dec-18	-	-	-	1,164,659
Jan-19	-	-	-	1,164,659
Feb-19	-	-	-	1,164,659
Mar-19	-	-	-	1,164,659
Apr-19	-	-	-	1,164,659
May-19	-	-	-	1,164,659
Jun-19	-	-	-	1,164,659
Jul-19	-	-	-	1,164,659
Aug-19	-	-	-	1,164,659
Sep-19	-	-	-	1,164,659
Oct-19	-	-	-	1,164,659
Total	-	-		1,164,659
*On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2018. The current share repurchase plan will remain in effect between January 1, 2019 to December 31, 2019.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to the financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 13, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 13, 2019

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 13, 2019